                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 29, 1996



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


District of Columbia                                    l-7102                                   52-0891669
- --------------------                                    ------                                  -----------
  (state or other juris-                              (Commission                           (I.R.S. Employer
diction of incorporation)                             File Number)                        (Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA                                             22071-3025
- ------------------------------------------------                                             ----------
  (Address of principal executive offices)                                                   (Zip Code)


Registrant's telephone number, including area code: (703 )709-6717
                                                    --------------


          ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

     (c) Exhibits

         The following exhibits are filed herewith:

     1. Underwriting Agreement dated March 29, 1996 between the registrant and Lehman Brothers Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     4.       Form of Global Certificate for the 6.45% Collateral Trust
              Bonds, due 2001.

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NATIONAL RURAL UTILITIES COOPERATIVE
                                     FINANCE CORPORATION



                                     /s/ STEVEN L. LILLY
                                  --------------------------------
                                  Steven L. Lilly
                                  Senior Vice President and
                                    Chief Financial Officer
                                    (Principal Financial Officer)


Dated:  April 3, 1995

                                 EXHIBIT INDEX

Exhibit No.                           Description
- -----------                           -----------

     1. Underwriting Agreement dated March 29, 1995 between the registrant and Lehman Brothers Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     4.          Form of Global Certificate for the 6.45% Collateral Trust
                 Bonds, due 2001.